UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 27, 2007

                               PURE BIOFUELS CORP.
             (Exact name of registrant as specified in its charter)


            NEVADA                    000-50903                   47-0930829
 (State or other jurisdiction        (Commission                (IRS Employer
       of incorporation)             File Number)            Identification No.)


9440 LITTLE SANTA MONICA BLVD., SUITE 401                           90210
              BEVERLY HILLS, CA
(Address of Principal Executive Offices)                          (Zip Code)

                                 1-310-402-5916
              (Registrant's telephone number, including area code)

                                       N/A
             -------------------------------------------------------
             (Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

As a result of a change in the Principal Executive Office of the Registrant from Vancouver, Canada to Beverly Hills, California, on April 27, 2007, we terminated Dale Matheson Carr-Hilton LaBonte LLP, Chartered Accountants ("DMCL"), as our principal accountant and retained Moore Stephens Wurth Frazer and Torbet, LLP ("MSWFT") as our new principal accountant. Our board of directors approved the decision to change our principal accountant.

DMCL's report on the audited financial statements of the Registrant as of December 31, 2006 and for the period from May 10, 2006 (date of inception) to December 31, 2006, does not contain an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope or accounting principles except that DMCL's report on such financial statements contained a separate paragraph stating:

"The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has not generated revenues since inception, has incurred losses in developing its business, and further losses are anticipated. The Company requires additional funds to meet its obligations and the costs of its operations. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in this regard are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

For the period from May 10, 2006 (date of inception) to December 31, 2006, we have had no disagreements with DMCL, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

We did not consult with MSWFT, our new independent auditors, regarding the application of accounting principles to a specific or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements and no advice, written or oral, was provided by MSWFT that was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue.

The Registrant has requested that DMCL furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The requested letter is attached as Exhibit 16.1 to this Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS

    Exhibit No.        Description of Exhibit
    -----------        ----------------------
       16.1            Letter from former accountant, Dale Matheson Carr-Hilton
                       LaBonte LLP

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               PURE BIOFUELS CORP.

Date:  April 27, 2007                       By:  /s/ Luis Goyzueta
                                                ------------------------------
                                                Luis Goyzueta, CEO & President